                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 28, 2001

                          COMMISSION FILE NUMBER 1-9838


                                 NS GROUP, INC.

             (Exact name of registrant as specified in its charter)


             KENTUCKY                                           61-0985936
  (State or other jurisdiction of                            (I.R.S. Employer
   incorporation or organization)                           Identification No.)




                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1 March 28, 2001 Press Release

Item 9.  REGULATION FD DISCLOSURE

         On March 28, 2001, NS Group, Inc. issued a news release concerning a conference call to be held on March 29, 2001. The press release is attached hereto as Exhibit 99.1.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. NS GROUP, INC.

Date:  March 28, 2001                         By:  /s/ Thomas J. Depenbrock
                                                   ----------------------------
                                                   Thomas J. Depenbrock
                                                   Vice President, Treasurer and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX



No.             Exhibit
---             -------
99.1            March 28, 2001 Press Release